AMENDMENT NO. 4 TO

                                       MANAGEMENT AGREEMENT (ADVISOR CLASS)


     THIS AMENDMENT NO. 4 TO MANAGEMENT AGREEMENT (ADVISOR CLASS) is made as of the 1st day of July, 2002, by and between each of the registered investment companies that have executed this Amendment below (the "Companies") and American Century Investment Management, Inc., a Delaware corporation (the "Investment Manager"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Management Agreement (defined below).

     WHEREAS, the Companies are parties to a certain Management Agreement (Advisor Class) dated August 1, 1997, amended, June 1, 1998, September 16, 2000, August 1, 2001 and December 3, 2001 (the "Agreement"); and

     WHEREAS, the Board of Trustees of American Century Investment have determined that it is in the best interests of the Trust to add a new Series titled High-Yield Fund; and

     WHEREAS, the parties desire to amend the Agreement to add the new series.

     WHEREAS, the parties desire to amend the Agreement to reflect these changes.

     NOW, THEREFORE, IN CONSIDERATION of the mutual promises and agreements herein contained, the parties agree as follows:

     1. Exhibits A, B, C and D to the Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Exhibits A, B, C and D attached hereto.

     2. After the date hereof, all references to the Agreement shall be deemed to mean the Agreement as amended by this Amendment No. 4.

     3. In the event of a conflict between the terms of this Amendment and the Agreement, it is the intention of the parties that the terms of this Amendment shall control and the Agreement shall be interpreted on that basis. To the extent the provisions of the Agreement have not been amended by this Amendment, the parties hereby confirm and ratify the Agreement.

     4. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                                    AMERICAN CENTURY INVESTMENT TRUST
                                    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                                    AMERICAN CENTURY TARGET MATURITIES TRUST



                                    By:  ______________________________
                                    Name:  Charles A. Etherington
                                    Title: Vice President of each



                                    Attest:  ______________________________
                                    Name: Janet A. Nash
                                    Title:  Assistant Secretary of each


                                    AMERICAN CENTURY INVESTMENT
                                    MANAGEMENT, INC.



                                    By:  ______________________________
                                    Name:  David C. Tucker
                                    Title:    Senior Vice President



                                    Attest:  ______________________________
                                    Name:  Janet A. Nash
                                    Title:   Assistant Secretary


                            Exhibit A

          Registered Investment Companies Subject to Management Agreement

Registered Investment Company and Funds                               Date

American Century Government Income Trust
         Ginnie Mae Fund (formerly GNMA Fund)                     August 1, 1997
         Government Agency Money Market Fund                      August 1, 1997
         Treasury Fund (formerly Intermediate-Term Treasury Fund) August 1, 1997 Government Bond Fund (formerly Long-Term Treasury Fund) August 1, 1997
         Short-Term Government Fund                               August 1, 1997
         Inflation-Adjusted Bond Fund (formerly Inflation-
         Adjusted Treasury Fund)                                  August 1, 1997


American Century International Bond Funds
         International Bond Fund                                  August 1, 1997

American Century Investment Trust
         Prime Money Market Fund                              June 1, 1998
         Diversified Bond Fund                                August 1, 2001
         High-Yield Fund                                      July 1, 2002

American Century Quantitative Equity Funds
         Equity Growth Fund                                   August 1, 1997
         Global Gold Fund                                     August 1, 1997
         Global Natural Resources Fund                        August 1, 1997
         Income & Growth Fund                                 August 1, 1997
         Small Cap Quantitative Fund                          July 1, 1998
         Utilities Fund                                       August 1, 1997

American Century Target Maturities Trust
         Target 2005 Fund                                     August 1, 1997
         Target 2010 Fund                                     August 1, 1997
         Target 2015 Fund                                     August 1, 1997
         Target 2020 Fund                                     August 1, 1997
         Target 2025 Fund                                     August 1, 1997
         Target 2030 Fund                                     September 16, 2000



Dated:  July 1, 2002
                                                     Exhibit B

                                           Series Investment Categories

Investment Category                 Series

Money Market Funds                  Government Agency Money Market Fund
                                    Prime Money Market Fund

Bond Funds                          Ginnie Mae Fund (formerly GNMA Fund)
                                    Treasury Fund (formerly Intermediate-Term
                                    Treasury Fund)
                                    International Bond Fund
                                    Government Bond Fund (formerly Long-Term
                                    Treasury Fund)
                                    Short-Term Government Fund
                                    Inflation-Adjusted Bond Fund (formerly
                                    Inflation-Adjusted Treasury Fund)
                                    Target 2005 Fund
                                    Target 2010 Fund
                                    Target 2015 Fund
                                    Target 2020 Fund
                                    Target 2025 Fund
                                    Target 2030 Fund
                                    Diversified Bond Fund
                                    High-Yield Fund

Equity Funds                        Equity Growth Fund
                                    Global Gold Fund
                                    Global Natural Resources Fund
                                    Income & Growth Fund
                                    Small Cap Quantitative Fund
                                    Utilities Fund


Dated:  July 1, 2002


                                   Exhibit C

               Investment Category Fee Schedules: Money Market Funds

                                                 Schedule 1 Funds:
                                        Government Agency Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2500%
                           Next $1 billion                    0.2070%
                           Next $3 billion                    0.1660%
                           Next $5 billion                    0.1490%
                           Next $15 billion                   0.1380%
                           Next $25 billion                   0.1375%
                           Thereafter                         0.1370%


                                                 Schedule 2 Funds:
                                                       None

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2700%
                           Next $1 billion                    0.2270%
                           Next $3 billion                    0.1860%
                           Next $5 billion                    0.1690%
                           Next $15 billion                   0.1580%
                           Next $25 billion                   0.1575%
                           Thereafter                         0.1570%


                                                 Schedule 3 Funds:
                                              Prime Money Market Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3700%
                           Next $1 billion                    0.3270%
                           Next $3 billion                    0.2860%
                           Next $5 billion                    0.2690%
                           Next $15 billion                   0.2580%
                           Next $25 billion                   0.2575%
                           Thereafter                         0.2570%




                                                 Schedule 4 Funds:
                                                       none

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2300%
                           Next $1 billion                    0.1870%
                           Next $3 billion                    0.1460%
                           Next $5 billion                    0.1290%
                           Next $15 billion                   0.1180%
                           Next $25 billion                   0.1175%
                           Thereafter                         0.1170%



                                        Category Fee Schedules: Bond Funds

                                                 Schedule 1 Funds:
                             Treasury Fund (formerly Intermediate-Term
                                                Treasury Fund)
                              Government Bond Fund (formerly Long-Term
                                                Treasury Fund)
                     Inflation-Adjusted Bond Fund (formerly Inflation-Adjusted
                                                Treasury Fund)

                           Category Assets                    Fee Rate
                           First $1 billion                   0.2800%
                           Next $1 billion                    0.2280%
                           Next $3 billion                    0.1980%
                           Next $5 billion                    0.1780%
                           Next $15 billion                   0.1650%
                           Next $25 billion                   0.1630%
                           Thereafter                         0.1625%


                                                 Schedule 2 Funds:
                                                       None

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3100%
                           Next $1 billion                    0.2580%
                           Next $3 billion                    0.2280%
                           Next $5 billion                    0.2080%
                           Next $15 billion                   0.1950%
                           Next $25 billion                   0.1930%
                           Thereafter                         0.1925%



                                        Category Fee Schedules: Bond Funds
                                                    (continued)

                                                 Schedule 3 Funds:
                                       Ginnie Mae Fund (formerly GNMA Fund)
                                            Short-Term Government Fund
                                                 Target 2005 Fund
                                                 Target 2010 Fund
                                                 Target 2015 Fund
                                                 Target 2020 Fund
                                                 Target 2025 Fund
                                                 Target 2030 Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.3600%
                           Next $1 billion                    0.3080%
                           Next $3 billion                    0.2780%
                           Next $5 billion                    0.2580%
                           Next $15 billion                   0.2450%
                           Next $25 billion                   0.2430%
                           Thereafter                         0.2425%


                                                 Schedule 4 Funds:
                                              International Bond Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6100%
                           Next $1 billion                    0.5580%
                           Next $3 billion                    0.5280%
                           Next $5 billion                    0.5080%
                           Next $15 billion                   0.4950%
                           Next $25 billion                   0.4930%
                           Thereafter                         0.4925%



                                  Category Fee Schedules: Bond Funds (continued)

                                                 Schedule 5 Funds:
                                               Diversified Bond Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.4100%
                           Next $1 billion                    0.3580%
                           Next $3 billion                    0.3280%
                           Next $5 billion                    0.3080%
                           Next $15 billion                   0.2950%
                           Next $25 billion                   0.2930%
                           Thereafter                         0.2925%

                                                 Schedule 6 Funds:
                                                  High-Yield Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.6600%
                           Next $1 billion                    0.6080%
                           Next $3 billion                    0.5780%
                           Next $5 billion                    0.5580%
                           Next $15 billion                   0.5450%
                           Next $25 billion                   0.5430%
                           Thereafter                         0.5425%



                                       Category Fee Schedules: Equity Funds

                                                 Schedule 1 Funds:
                                                Equity Growth Fund
                                                 Global Gold Fund
                                           Global Natural Resources Fund
                                               Income & Growth Fund
                                                  Utilities Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.5200%
                           Next $5 billion                    0.4600%
                           Next $15 billion                   0.4160%
                           Next $25 billion                   0.3690%
                           Next $50 billion                   0.3420%
                           Next $150 billion                  0.3390%
                           Thereafter                         0.3380%

                                                 Schedule 2 Funds:
                                            Small Cap Quantitative Fund

                           Category Assets                    Fee Rate
                           First $1 billion                   0.7200%
                           Next $5 billion                    0.6600%
                           Next $15 billion                   0.6160%
                           Next $25 billion                   0.5690%
                           Next $50 billion                   0.5420%
                           Next $150 billion                  0.5390%
                           Thereafter                         0.5380%


Dated:  July 1, 2002

                                                     Exhibit D

                                               Complex Fee Schedule

                           Complex Assets                     Fee Rate
                           First $2.5 billion                          0.0600%
                           Next $7.5 billion                           0.0500%
                           Next $15.0 billion                          0.0485%
                           Next $25.0 billion                          0.0470%
                           Next $50.0 billion                          0.0460%
                           Next $100.0 billion                         0.0450%
                           Next $100.0 billion                         0.0440%
                           Next $200.0 billion                         0.0430%
                           Next $250.0 billion                         0.0420%
                           Next $500.0 billion                         0.0410%
                           Thereafter                                  0.0400%


Dated:  July 1, 2002